Mortgage Servicing Rights	12 Months Ended
Dec. 31, 2015
Transfers and Servicing [Abstract]
Mortgage Servicing Rights
Mortgage Servicing Rights
The Corporation accounts for consumer MSRs at fair value with changes in fair value primarily recorded in mortgage banking income in the Consolidated Statement of Income. The Corporation manages the risk in these MSRs with derivatives such as options and interest rate swaps, which are not designated as accounting hedges, as well as securities including MBS and U.S. Treasury securities. The securities used to manage the risk in the MSRs are classified in other assets with changes in the fair value of the securities and the related interest income recorded in mortgage banking income.
The table below presents activity for residential mortgage and home equity MSRs for 2015 and 2014.

Rollforward of Mortgage Servicing Rights

(Dollars in millions)	2015	2014
Balance, January 1	$3,530	$5,042
Additions	637	707
Sales	(393)	(61)
Amortization of expected cash flows (1)	(874)	(927)
Impact of changes in interest rates and other market factors (2)	41	(1,191)
Model and other cash flow assumption changes: (3)
Projected cash flows, including changes in costs to service loans	100	(163)
Impact of changes in the Home Price Index	(13)	(25)
Impact of changes to the prepayment model	(10)	243
Other model changes (4)	69	(95)
Balance, December 31 (5)	$3,087	$3,530
Mortgage loans serviced for investors (in billions)	$394	$490

(1)	Represents the net change in fair value of the MSR asset due to the recognition of modeled cash flows.

(2)
These amounts reflect the changes in modeled MSR fair value primarily due to observed changes in interest rates, volatility, spreads and the shape of the forward swap curve and periodic adjustments to valuation based on third-party discovery.

(3)
These amounts reflect periodic adjustments to the valuation model to reflect changes in the modeled relationship between inputs and their impact on projected cash flows as well as changes in certain cash flow assumptions such as cost to service and ancillary income per loan.

(4)
These amounts include the impact of periodic recalibrations of the model to reflect changes in the relationship between market interest rate spreads and projected cash flows. Also included is a decrease of $127 million for 2014 due to changes in option-adjusted spread rate assumptions.

(5)	At December 31, 2015, includes $2.7 billion of U.S. and $407 million of non-U.S. consumer MSR balances compared to $3.3 billion and $259 million at December 31, 2014.
The Corporation primarily uses an option-adjusted spread (OAS) valuation approach which factors in prepayment risk to determine the fair value of MSRs. This approach consists of projecting servicing cash flows under multiple interest rate scenarios and discounting these cash flows using risk-adjusted discount rates. In addition to updating the valuation model for interest, discount and prepayment rates, periodic adjustments are made to recalibrate the valuation model for factors used to project cash flows. The changes to the factors capture the effect of variances related to actual versus estimated servicing proceeds.
Significant economic assumptions in estimating the fair value of MSRs at December 31, 2015 and 2014 are presented below. The change in fair value as a result of changes in OAS rates is included within “Model and other cash flow assumption changes” in the Rollforward of Mortgage Servicing Rights table. The weighted-average life is not an input in the valuation model but is a product of both changes in market rates of interest and changes in model and other cash flow assumptions. The weighted-average life represents the average period of time that the MSRs’ cash flows are expected to be received. Absent other changes, an increase (decrease) to the weighted-average life would generally result in an increase (decrease) in the fair value of the MSRs.

Significant Economic Assumptions

	December 31
	2015		2014
	Fixed	Adjustable	Fixed	Adjustable
Weighted-average OAS	4.62%	7.61%	4.52%	7.61%
Weighted-average life, in years	4.46	3.43	4.53	2.95

The table below presents the sensitivity of the weighted-average lives and fair value of MSRs to changes in modeled assumptions. These sensitivities are hypothetical and should be used with caution. As the amounts indicate, changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship of the change in assumption to the change in fair value may not be linear. Also, the effect of a variation in a particular assumption on the fair value of MSRs that continue to be held by the Corporation is calculated without changing any other assumption. In reality, changes in one factor may result in changes in another, which might magnify or counteract the sensitivities. The below sensitivities do not reflect any hedge strategies that may be undertaken to mitigate such risk.

Sensitivity Impacts

	December 31, 2015
	Change in Weighted-average Lives
(Dollars in millions)	Fixed		Adjustable		Change in Fair Value
Prepayment rates
Impact of 10% decrease	0.30	years	0.26	years	$183
Impact of 20% decrease	0.64		0.55		389

Impact of 10% increase	(0.26)		(0.23)		(163)
Impact of 20% increase	(0.50)		(0.43)		(310)
OAS level
Impact of 100 bps decrease					$124
Impact of 200 bps decrease					259

Impact of 100 bps increase					(115)
Impact of 200 bps increase					(221)